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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                     -------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 30, 2004
                                                           -------------


                              Hanover Direct, Inc.
                      -------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                     1-12082
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                            (Commission File Number)

          Delaware                                             13-0853260
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(State or Other Jurisdiction                                (I.R.S. Employer
      of Incorporation)                                   Identification Number)

115 River Road, Building 10
    Edgewater, New Jersey                                         07020
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   (Address of Principal                                       (Zip Code)
    Executive Offices)



       Registrant's telephone number, including area code: (201) 863-7300
                                                           --------------



--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

     On July 31, 2004, Mr. Basil P. Regan resigned as a member of the Board of Directors of Hanover Direct, Inc. (the "Company"). Mr. Regan continues to have the right which is required to be exercised as promptly as practicable to appoint a designee to the Company's Board of Directors until November 30, 2005 pursuant to the Corporate Governance Agreement dated as of November 30, 2003 among the Company, Chelsey Direct, LLC, Stuart Feldman, Regan Partners L.P., Regan International Fund Limited and Basil P. Regan so long as the Regan group collectively owns at least 29,128,762 shares of Common Stock of the Company (as adjusted for stock splits and the like).


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     Exhibit 20.1 Press Release dated August 3, 2004 in regard to the resignation of Mr. Basil P. Regan as a member of the Company's Board of Directors.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                HANOVER DIRECT, INC.
                                                --------------------------------
                                                         (Registrant)

August 3, 2004                                  By:    /s/ Charles E. Blue
                                                --------------------------------
                                                Name:  Charles E. Blue
                                                Title: Senior Vice President and
                                                       Chief Financial Officer